UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 21, 2026

The Goldman Sachs Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street, New York, N.Y.	10282
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchange on which registered
Common stock, par value $.01 per share	GS	NYSE
Depositary Shares, Each Representing 1/1,000th Interest in a Share of Floating Rate Non-Cumulative Preferred Stock, Series A	GS PrA	NYSE
Depositary Shares, Each Representing 1/1,000th Interest in a Share of Floating Rate Non-Cumulative Preferred Stock, Series C	GS PrC	NYSE
Depositary Shares, Each Representing 1/1,000th Interest in a Share of Floating Rate Non-Cumulative Preferred Stock, Series D	GS PrD	NYSE
5.793% Fixed-to-Floating Rate Normal Automatic Preferred Enhanced Capital Securities of Goldman Sachs Capital II	GS/43PE	NYSE
Floating Rate Normal Automatic Preferred Enhanced Capital Securities of Goldman Sachs Capital III	GS/43PF	NYSE
Medium-Term Notes, Series F, Callable Fixed and Floating Rate Notes due March 2031 of GS Finance Corp.	GS/31B	NYSE
Medium-Term Notes, Series F, Callable Fixed and Floating Rate Notes due May 2031 of GS Finance Corp.	GS/31X	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01	Financial Statements and Exhibits.

Exhibits are filed herewith in connection with the issuance of the following debt securities by The Goldman Sachs Group, Inc. (the “Company”) on January 21, 2026 pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-284538) (as amended, the “Registration Statement”):

•	$750,000,000 Floating Rate Notes due 2029 (the “2029 Floating Rate Securities”)

•	$3,750,000,000 4.148% Fixed/Floating Rate Notes due 2029 (the “2029 Fixed/Floating Rate Securities”)

•	$500,000,000 Floating Rate Notes due 2032 (the “2032 Floating Rate Securities”)

•	$3,750,000,000 4.516% Fixed/Floating Rate Notes due 2032 (the “2032 Fixed/Floating Rate Securities”)

•	$4,500,000,000 5.065% Fixed/Floating Rate Notes due 2037 (the “2037 Fixed/Floating Rate Securities”)

•

$2,750,000,000 5.541% Fixed/Floating Rate Notes due 2047 (the “2047 Fixed/Floating Rate Securities” and, together with the 2029 Floating Rate Securities, the 2029 Fixed/Floating Rate Securities, the 2032 Floating Rate Securities, the 2032 Fixed/Floating Rate Securities and the 2037 Fixed/Floating Rate Securities, the “Securities”)

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K and Exhibits 5.1 and 23.1 are incorporated by reference into the Registration Statement as exhibits thereto:

5.1	Opinion of Sullivan & Cromwell LLP relating to the Securities.

23.1	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 5.1).

101	Pursuant to Rule 406 of Regulation S-T, the cover page information is formatted in iXBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC.
(Registrant)

Date: January 21, 2026	By:	/s/ Matthew E. Tropp
	Name:	Matthew E. Tropp
	Title:	Assistant Secretary